UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2008

FRESHWATER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-140595

(Commission File Number)

98-0508360

(IRS Employer Identification No.)

30 Denver Crescent, Suite 200, Toronto, Ontario Canada M2J 1G8

(Address of principal executive offices and Zip Code)

(416) 490-0254

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 31, 2008, we signed an Extension Agreement to the Distribution Agreement with Watergeeks Laboratories Inc. dated October 9, 2008, whereby we agreed to extend the due diligence deadline of January 4, 2009 to February 15, 2009. All other terms of the Distribution Agreement remain unchanged.

2

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

10.1        Extension Agreement dated December 31, 2008 to Distribution Agreement dated October 9, 2008 with Watergeeks Laboratories Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHWATER TECHNOLOGIES, INC.

By: /s/ Max Weissengruber

Max Weissengruber
President, CEO and director
Dated: January 5, 2009